Virtus Vontobel Foreign Opportunities Fund and

Virtus Vontobel Global Opportunities Fund (the “Funds”),
each a series of Virtus Opportunities Trust

Supplement dated January 29, 2024, to the Summary Prospectus and the Virtus Opportunities Trust Statutory Prospectus and Statement of Additional Information (“SAI”)

pertaining to the Funds, each dated January 29, 2024

IMPORTANT NOTICE TO INVESTORS

As previously announced, the Board of Trustees of Virtus Opportunities Trust approved the merger of Virtus Vontobel Foreign Opportunities Fund with and into Virtus SGA International Growth Fund, a series of Virtus Asset Trust, and approved the merger of Virtus Vontobel Global Opportunities Fund with and into Virtus SGA Global Growth Fund, a series of Virtus Equity Trust, on or about March 8, 2024. At that time, neither the Funds’ Summary Prospectuses, nor references to the Funds in the Virtus Opportunities Trust Statutory Prospectus and SAI will be valid. Shareholders should consult the prospectuses for the Virtus SGA International Growth Fund and Virtus SGA Global Growth Fund for information about those funds.

Investors should retain this supplement with the Prospectuses and

Statement of Additional Information for future reference.

VOT 8020/Vontobel Mergers (1/24)